UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2018

MANUFACTURED HOUSING PROPERTIES INC.

(Exact name of registrant as specified in its charter)

Nevada	000-51229	51-0482104
(State or other jurisdictionof Incorporation)	(CommissionFile Number)	(IRS Employer ID No.)

136 Main Street
Pineville, NC 28134
(Address of Principal Executive Offices) (Zip Code)

(704) 869-2500

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 239.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5. Corporate Governance and Management

Item 5.02.   Departure of Directors or Principal Officers; Election of Directors;

  Appointment of Principal Officers

Effective December 17, 2018, the registrant’s Board of Directors by unanimous written consent elected Terry Robertson as a director of the Company, to serve in such capacity until the earlier of his death, resignation, removal or the election and qualification of his successor. Simultaneous with his election as a director, Mr. Robertson was appointed to the registrant’s audit committee, as Chairman, and to the registrant’s compensation committee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANUFACTURED HOUSING PROPERTIES INC.

Date: December 17, 2018	By:	/s/ Raymond M. Gee
Raymond M. Gee
Chief Executive Officer